D A T A A S O F M A R C H 3 1 , 2 0 1 7 U N L E S S O T H E R W I S E N O T E D 2017 FIRST QUARTER RESULTS NASDAQ: FULT

FORWARD-LOOKING STATEMENTS This presentation may contain forward-looking statements with respect to Fulton Financial Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “will,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future,” “intends” and similar expressions which are intended to identify forward-looking statements. Management’s “2017 Outlook” contained herein is comprised of forward-looking statements. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond the Corporation’s control and ability to predict, that could cause actual results to differ materially from those expressed in the forward-looking statements. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2016, which has been filed with the Securities and Exchange Commission and is available in the Investor Relations section of the Corporation’s website (www.fult.com) and on the Securities and Exchange Commission’s website (www.sec.gov). The Corporation uses certain non-GAAP financial measures in this presentation. These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation. 2

FIRST QUARTER HIGHLIGHTS Diluted Earnings Per Share: $0.25 in 1Q17, 4.2% increase from 4Q16 and 13.6% increase from 1Q16 Pre-Provision Net Revenue(1): $60.9 million, 9.0% increase from 4Q16 and 19.8% increase from 1Q16 Linked Quarter Loan and Core Deposit Growth: 2.6% increase in average loans, while average core deposits decreased 0.9% Net Interest Income & Margin: Net interest income increased 4.0%, reflecting the impact of loan growth and an 11 basis point increase in net interest margin Non-Interest Income(2) & Non-Interest Expense: 11.1% decrease in non-interest income and 4.2% decrease in non-interest expense Asset Quality: $200,000 decrease in provision for credit losses. Overall credit metrics stable to improving. Year-over-Year Loan and Core Deposit Growth: 7.2% increase in average loans and 7.1% increase in average core deposits Net Interest Income & Margin: 6.6% increase in net interest income, reflecting the impact of loan growth and a 3 basis point increase in net interest margin Non-Interest Income(2) & Non-Interest Expense: 8.0% increase in non-interest income and 1.5% increase in non-interest expense Asset Quality: $3.3 million increase in provision for credit losses, reflective of loan growth 3 (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reason for using the measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. (2) Excluding securities gains.

INCOME STATEMENT SUMMARY  Net Income of $43.4 million; a 2.9% increase from 4Q16 and a 13.4% increase from 1Q16. Earnings per share increased 4.2% from 4Q16 and 13.6% from 1Q16.  Net Interest Income  From 4Q16: Increase of 4.0%, reflecting the impact of loan growth and an 11 basis point increase in net interest margin (NIM)  From 1Q16: Increase of 6.6% primarily driven by loan growth and the impact of a 3 basis point increase in NIM  Loan Loss Provision $4.8 million provision in 1Q17  Non-Interest Income  From 4Q16: Decrease of 11.1% driven primarily by lower mortgage banking income, SBA loan sale gains, debit card and merchant fee income and gains on property sales  From 1Q16: Increase of 8.0% due to higher commercial loan interest rate swap fees, mortgage banking income, and investment management and trust services income  Non-Interest Expenses  From 4Q16: Decrease of 4.2% due to lower salaries and employee benefits, property write-offs in 4Q16 and reduction of other outside services  From 1Q16: Increase of 1.5% primarily driven by an increase in state taxes and amortization of community development investments 4 (1) ROA is return an average assets determined by dividing net income for the period indicated by average assets. (2) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. 1Q17 4Q16 1Q16 Net Interest Income 137,579$ 5,342$ 8,525$ Provision for Credit Losses 4,800 (200) 3,270 Non-Interest Income 45,567 (5,663) 3,377 Securities Gains 1,106 (419) 159 Non-Interest Expense 122,275 (5,346) 1,862 Income before Income Taxes 57,177 4,806 6,929 Income Taxes 13,797 3,576 1,806 Net Income 43,380$ 1,230$ 5,123$ Earnings Per Share (Diluted) 0.25$ 0.01$ 0.03$ ROA (1) 0.92% 0.03% 0.06% ROE (tangible) (2) 10.93% 0.46% 0.86% Efficiency ratio (2) 64.8% (2.8%) (3.6%) (dollars in thousands, except per-share data) Change from

NET INTEREST INCOME AND MARGIN Net Interest Income & Net Interest Margin ~ $730 million ~ $610 million $129.1 $128.9 $130.6 $132.2 $137.6 3.23% 3.20% 3.14% 3.15% 3.26% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 1Q16 2Q16 3Q16 4Q16 1Q17 Ne t Interest Income Ne t Interest Margin (Full y-taxable equivale nt bas is, or FTE) Average Interest-Earning Assets & Yields Average Liabilities & Rates $2.8 $2.8 $3.0 $2.9 $3.0 $13.9 $14.0 $14.2 $14.5 $14.9 3.72% 3.69% 3.63% 3.62% 3.74% 0.00% 2.00% 4.00% $- $5.0 $10.0 $15.0 $20.0 1Q16 2Q16 3Q16 4Q16 1Q17 Securities & Other Loans Earning Asset Yield (FTE) $14.2 $14.4 $14.7 $15.0 $14.9 $1.4 $1.4 $1.4 $1.3 $1.4 0.70% 0.70% 0.70% 0.69% 0.69% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% $- $5.0 $10.0 $15.0 $20.0 1Q16 2Q16 3Q16 4Q16 1Q17 Deposits Borrowings Cost of Interest-bearing Liabilities ($ IN MILLIONS) ($ IN BILLIONS) ($ IN BILLIONS) 5

ASSET QUALITY ($ IN MILLIONS) 6 Provision for Credit Losses Non-Performing Loans (NPLs) & NPLs to Loans 121.05% 129.26% 119.59% 130.15% 131.26% 1.20% 1.17% 1.15% 1.17% 1.15% 0.00% 1.00% 2.00% 3.00% 0.0% 25.0% 50.0% 75.0% 100.0% 125.0% 150.0% 1Q16 2Q16 3Q16 4Q16 1Q17 Allowance/NPLs Allowance/Loans Net Charge-offs (NCOs) and NCOs to Average Loans Allowance for Credit Losses (Allowance) to NPLs & Loans $6.9 $3.5 $4.1 $(1.2) $3.5 0.20% 0.10% 0.11% -0.03% 0.09% -0.10% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% $(2.0) $- $2.0 $4.0 $6.0 $8.0 1Q16 2Q16 3Q16 4Q16 1Q17 NCOs NCOs/Average Loans (annualized) $1.5 $2.5 $4.1 $5.0 $4.8 $- $1. $2.0 $3.0 $4.0 $5.0 $6.0 1Q16 2Q16 3Q16 4Q16 1Q17 $137.2 $127.7 $138.1 $131.6 $131.5 0.99% 0.90% 0.96% 0.90% 0.88% 0.00% 0.50% 1.00 1.50% 2.00% $0.0 $40.0 $80.0 $120.0 $160.0 1Q 6 2Q16 3Q16 4Q16 1Q17 NPL NPLs/Loans

NON-INTEREST INCOME – QUARTER COMPARISON ($ IN MILLIONS) Non-Interest Income, Excluding Securities Gains ~ $730 million ~ $610 million $42.2 $46.1 $48.1 $51.2 $45.6 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 1Q16 2Q16 3Q16 4Q16 1Q17 Mortgage Banking Income & Spreads Other Non-Interest Income 1.28% 1.71% 1.73% 1.94% 1.62% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $(1.0) $- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 1Q16 2Q16(2) 3Q16(2) 4Q16(2) 1Q17 Gains on Sales Servicing Income Spread on Sales (1) $4.0 $3.9 $4.5 $7.0 $4.6 $- $10.0 $20.0 $30.0 $40.0 $50.0 1Q16 2Q16 3Q16 4Q16 1Q17 Invt Mgmt & Trust Srvs Deposit Srv Chgs Oth Srv Chgs Other $38.2 $42.2 $43.6 $44.2 $41.0 (1) Represents Gains on Sales divided by total new commitments to originate residential mortgage loans for customers. (2) Servicing income includes $1.7 and $1.3 million Mortgage Servicing Rights (MSR) impairment charges in 2Q16 and 3Q16, respectively, and a $1.7 million recovery in 4Q16. 7

NON-INTEREST EXPENSES – QUARTER COMPARISON ($ IN MILLIONS) Non-Interest Expense & Efficiency Ratio (1) ~ $730 million ~ $610 million $120.4 $121.6 $119.8 $127.6 $122.3 68.3% 67.6% 65.2% 67.6% 64.8% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 1Q16 2Q16 3Q16 4Q16 1Q17 Salaries and Employee Benefits & Staffing Other Non-Interest Expenses 3,480 3,520 - 2,000 4,000 6,000 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 1Q16 2Q16 3Q16 4Q16 1Q17 To tal Salaries Emp lo yee Be nefits Avera ge Fu ll-time E quivalent Emp lo yees $69.4 $70.0 $70.7 $73.3 $69.2 $- $10.0 $20.0 $30.0 $40.0 $5 .0 $60.0 1Q16 2Q16 3Q16 4Q16 1Q17 Occp & Equip Data Processing & Software Outside Srvs Other $51.0 $51.6 $49.1 $54.4 $53.0 (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non- GAAP Reconciliation” at the end of this presentation. 8

PROFITABILITY & CAPITAL 9 ROA(1) ROE (tangible)(2) Tangible Common Equity Ratio(2) Diluted Earnings Per Common Share 10.07% 10.26% 10.38% 10.47% 10.93% 0.00% 4.00% 8.00% 12.00% 1Q16 2Q16 3Q16 4Q16 1Q17 0.86% 0.88% 0.89% 0.89% 0.92% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1Q16 2Q16 3Q16 4Q16 1Q17 (1) ROA is return an average assets determined by dividing net income for the period indicated by average assets (2) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. 8.8% 8.8% 8.8% 8.6% 8.7% 0.0% 4. 8. 12.0 1Q16 2Q16 3Q16 4Q16 1Q17 $0.22 $0.23 $0.24 $0.24 $0.25 $- $0.05 $0.10 $ .15 $0.20 $0.25 $0.30 1Q16 2Q16 3Q16 4Q16 1Q17

2017 OUTLOOK The following outlook remains unchanged from prior quarter: • Loans & Deposits: Annual average growth rate in the mid- to high-single digits • Asset Quality: Provision driven primarily by loan growth • Non-Interest Income (Excluding Securities Gains): Mid- to high-single digit growth rate • Non-Interest Expense: Low- to mid-single digit growth rate • Capital: Focus on utilizing capital to support growth and provide appropriate returns to our shareholders The following outlook has been updated: • Net Interest Margin • Original: Modest improvement (flat to 5 basis points) on a quarterly basis in Q1 and Q2; Q3 and Q4 margin trends will be largely dependent upon changes in the federal funds rate and competitor actions. • Updated: Modest improvement in Q2 (2 to 7 basis points); quarterly improvement of 3 to 9 basis points during Q3 and Q4, with variability within that range based on further changes in the federal funds rate and competitive pressure on deposit pricing. 10

NON-GAAP RECONCILIATION

FULTON FINANCIAL CORPORATION

Note: *The Corporation has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety.*

	Three Months Ended				
	Mar 31 2016	Jun 30 2016	Sep 30 2016	Dec 31 2016	Mar 31 2017
			(dollars in thousands)		
Efficiency ratio					
Non-interest expense - Numerator	$ 120,413	$ 121,637	$ 119,848	$ 127,621	$ 122,275
Net interest income (fully taxable equivalent)	$ 134,026	$ 133,890	$ 135,784	$ 137,571	$ 143,243
Plus: Total Non-interest income	43,137	46,137	48,149	52,755	46,673
Less: Investment securities gains	(947)	(76)	(2)	(1,525)	(1,106)
Denominator	$ 176,216	$ 179,951	$ 183,931	$ 188,801	$ 188,810
Efficiency ratio	68.3%	67.6%	65.2%	67.6%	64.8%

	Three Months Ended				
	Mar 31 2016	Jun 30 2016	Sep 30 2016	Dec 31 2016	Mar 31 2017
			(dollars in thousands)		
Return on Average Shareholders' Equity (ROE) (Tangible)					
Net income - Numerator	$ 38,257	$ 39,750	$ 41,468	$ 42,150	$ 43,380
Average shareholders' equity	$ 2,058,799	$ 2,089,915	$ 2,120,596	$ 2,132,655	$ 2,140,547
Less: Average goodwill and intangible assets	(531,556)	(531,556)	(531,556)	(531,556)	(531,556)
Average tangible shareholders' equity (denominator)	$ 1,527,243	$ 1,558,359	$ 1,589,040	$ 1,601,099	$ 1,608,991
Return on average shareholders' equity (tangible), annualized	10.07%	10.26%	10.38%	10.47%	10.93%

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NON-GAAP RECONCILIATION (CON’T) 12 Mar 31 Jun 30 Sep 30 Dec 31 Mar 31 2016 2016 2016 2016 2017 Tangible Common Equity to Tangible Assets (TCE Ratio) Shareholders' equity 2,073,309$ 2,106,997$ 2,129,436$ 2,121,115$ 2,154,683$ Less: Intangible assets (531,556) (531,556) (531,556) (531,556) (531,556) Tangible shareholders' equity (numerator) 1,541,753$ 1,575,441$ 1,597,880$ 1,589,559$ 1,623,127$ Total assets 18,122,254$ 18,480,035$ 18,701,062$ 18,944,247$ 19,178,651$ Less: Intangible assets (531,556) (531,556) (531,556) (531,556) (531,556) Total tangible assets (denominator) 17,590,698$ 17,948,479$ 18,169,506$ 18,412,691$ 18,647,095$ Tangible Common Equity to Tangible Assets 8.8% 8.8% 8.8% 8.6% 8.7% Mar 31 Jun 30 Sep 30 Dec 31 Mar 31 2016 2016 2016 2016 2017 Pre-Provision Net Revenue Net interest income 129,054$ 128,916$ 130,565$ 132,237$ 137,579$ Non-interest income 43,137 46,137 48,149 52,755 46,673 Less: Investment securities gains (947) (76) (2) (1,525) (1,106) Total Revenue 171,244 174,977 178,712 183,467 183,146 Total Non-interest expense 120,413 121,637 119,848 127,621 122,275 Pre-Provision Net Revenue 50,831$ 53,340$ 58,864$ 55,846$ 60,871$ Three Months Ended (dollars in thousands) (in thousands)

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